September 2011 Investor Presentation
Great Plains Energy
Investor Presentation
September 2011
Exhibit 99.1

September 2011 Investor Presentation
Forward-Looking Statement
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-
related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

September 2011 Investor Presentation
Agenda
• Overview
• Recent Developments and June 30, 2011
 Year-to-Date Operating & Financial Update
• Operations and Regulatory Strategy
• 2011-2012 Earnings Guidance and 2013
 Drivers

September 2011 Investor Presentation
Overview

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Industrial
14%
Commercial
46%
Residential
40%

Missouri
(GMO)
35%
Kansas
28%
Missouri
(KCP&L)
37%

Natural Gas
and oil
2%
Wind
1%
Nuclear
17%
Coal
80%

GREAT PLAINS ENERGY

September 2011 Investor Presentation
• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri Operations
 Company, or “GMO”)
• Company attributes
 – ~825,000 customers / 3,000 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – 5-year projected synergies post-GMO acquisition of ~$760M
 – ~$8.8bn in assets at 2010YE
 – ~$5.6bn in rate base
Service Territories: KCP&L and GMO
Business Highlights
2010 Retail MWh Sold by Customer Type*
2010 Retail MWh Sales by Jurisdiction*
2010 MWh Generated by Fuel Type*
Total: ~ 23,806 MWhs
Total: ~ 23,806 MWhs
Total: ~ 26,679 MWhs
Solid Vertically-Integrated Midwest Utility
* In thousands

September 2011 Investor Presentation
Leading Industries (Employees in 000’s)
State & Local Government	124.8
Full and Limited-Service Restaurants	63.3
General Medical & Surgical Hospitals / Offices of Physicians	46.7
Federal Government	29.1
Employment Services	20.6
Depository Credit Intermediation	16.3
Grocery Stores	16.2
Department Stores	15.5
Computer Systems Design and Related Srvcs	15.2
Management of Companies and Enterprises	15.2
KC Metropolitan Area Economy - Snapshot
Top 10 Employers (# of Employees)
HCA Midwest Health System	8,127
Wal-Mart Stores, Inc.	7,400
Sprint Corporation	7,300
St. Luke’s Health System	6,622
McDonald’s USA LLC	5,700
Cerner Corporation	4,980
Children’s Mercy Hospital & Clinics	4,812
DST Systems, Inc.	4,425
Truman Medical Center	4,081
University of Kansas Hospital	3,880
• The Kansas City metro area economy is represented by a diverse set of industries, supported by a sizeable presence in the governmental sector
Strengths
• Diversified economy
• Stability from governmental sector
• Well-developed transportation &
 distribution network
• Central national location
• Low cost of living/business
Weaknesses
• Increased competition from other
 Midwest business centers
• High dependence on Sprint Nextel
 and telecom
• Suburban sprawl
• Low employment growth
Opportunities
• New Ford product lines create local
 jobs
• Google ultra-high speed fiber
 network supports tech economy
• Kansas wind power attracts clean-
 energy firms
Source: The Kansas City Business Journal, BLS and Moody’s Analytics
Source for Listed Attributes: Moody’s Analytics

Gross metro product (C$B)
120
100
80
60
40
20
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

RELATIVE EMPLOYMENT PERFORMANCE (1996=100)
125
120
115
110
105
100
95
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F 13F 14F 15F
DataBuffet® MSA code: MKAN
U.S.
KAN

GREAT PLAINS ENERGY

September 2011 Investor Presentation
KC Metropolitan Area Economy - Snapshot
Recent Performance
• Labor market has firmed recently, but recovery remains
 sluggish as job growth remains below national and
 regional averages (as it has since late 2009)
• Expansion is limited to relatively few industries, such as retail and manufacturing
• Home prices continue to slide and construction is
 depressed
• Nevertheless, the economy is in a better position
 compared with six months ago, as the labor market is
 no longer deteriorating
Economic Outlook
• Kansas City does not appear to be at a heightened risk
 of a second recession as labor market troubles have
 mostly ended
• Growth remains weak, however, and the recovery is
 expected to lag the national expansion in the near-term
• Later in 2011, however, the recovery is projected to
 improve in pace and breadth, expanding beyond
 manufacturing and into key service industries
• Longer term, low costs and favorable demographic
 trends are forecasted to drive solid growth that will
 match the U.S. average and outpace that of most
 Midwest metro areas
*Source: Graphics and text used with
permission from Moody’s Analytics

September 2011 Investor Presentation
Recent Developments and
June 30, 2011 Year-to-Date
Operating & Financial Update

✓	✓ (b)	▲	✓	▲	◇
	▲	▲	▲	✓	▲	◇

▲ Installation of this equipment is scheduled to begin during the period covered by the 2011-2013 capital expenditure plan

◇ Not installed

September 2011 Investor Presentation
• KCC order stated that the decision to retrofit LaCygne 1 and 2 was reasonable, reliable, efficient and prudent and the cost estimate is reasonable
• Total project cost estimate, excluding AFUDC and property tax, of $1.23 billion; KCP&L’s total share is $615 million and Kansas jurisdictional share is
 $281 million
• Requested environmental rider denied
• KCP&L has announced plans to proceed with the retrofit of LaCygne
Recent Developments -
Kansas Predetermination
Coal Unit	MW	SCR	Scrubber	Baghouse	Other Particulate Control	Mercury Controls	Cooling Tower
LaCygne 1	368(a)
LaCygne 2	341(a)
(a) KCP&L’s share of jointly-owned facility
(b) LaCygne 1 currently has a scrubber installed; however, 2011-13 capital expenditure plan includes the installation of a new scrubber on the unit
(c) Existing scrubber removes particulate matter but will be replaced by the baghouse
(d) Existing precipitator will be replaced by the baghouse
✓ Installed
(c)
(d)

% change year-over-year
1.0
-
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
0.6
0.1
(4.0)
-
(0.2)
(0.4)
(0.6)
(0.8)
(1.0)
(0.7)
(0.7)
(0.9)
4.0
2.0
-
(2.0)
(4.0)
(6.0)
(8.0)
(10.0)
(8.0)
3.0
(1.2)
Total Customer Class
2.0
-
(2.0)
(4.0)
(1.2)
0.1
(2.0)

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Weather-Normalized Year-over-Year
Retail MWh Sales
1 Drivers contributing to the portion of the YTD decline that occurred in 1Q11 may have included a) switching to natural gas heat; b) conversion to more efficient heat pumps; c) conservation among KCP&L KS customers on an all-electric rate triggered by a substantial rate increase for this rate class in
 KCP&L’s 2010 KS rate case; and d) continued challenges in the local economy
2 As of June 30
2009
2009
2009
2009
2010
2010
2010
2010
2011 YTD1,2
Residential
Commercial
Industrial
2011 YTD1,2
2011 YTD1,2
2011 YTD1,2

Coal and Nuclear

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

	Q2 2011	Q2 2010	YTD 2011*	YTD 2010*
Equivalent Availability Coal	79%	84%	77%	81%
Capacity Factor Coal	69%	76%	67%	74%
Equivalent Availability Nuclear	3%	100%	44%	96%
Capacity Factor Nuclear	0%	100%	44%	98%

Combined Fleet

90%
80%
70%
60%
50%

	Q2 2011	Q2 2010	YTD 2011*	YTD 2010*
Equivalent Availability	70%	87%	72%	83%
Capacity Factor	61%	80%	64%	77%

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Plant Performance
* As of June 30

J.D. Power and Associates
2011 Electric Utility Residential Customer Satisficatiion Study SM
Midwest Region: Large Segment
MidAmerican Energy 679
Xcel Energy-Midwest 651
KCP&L 644
We Energies 642
Alliant Energy 640
Indiana Michigan Power 638
Westar Energy 638
Ohio Edison 632
Detroit Edison 630
Midwest Large Segment Average 621
Duke Energy-Midwest 620
AEP Ohio 615
Consumers Energy 614
Ameren Missouri 611
Ameren Illinois 598
ComEd 590
The Illuminating Company 586
540
560
580
600
620
640
660
680
700

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Source: J.D. Power and Associates 2011 Electric Utility Residential Customer Satisfaction StudySM
Tier 1
Tier 2
Tier 3
Tier 4
Customer Satisfaction

September 2011 Investor Presentation
• Electric Utility’s net income decreased $40.6 million including a $22.9 million decrease in gross margin*
• Common stock outstanding for the year to date averaged 138.6 million shares, about 1 percent higher than the same period in 2010
	Earnings (in Millions)		Earnings per Share
	2011	2010	2011	2010
Electric Utility	$ 56.0	$ 96.6	$ 0.40	$ 0.71
Other	(10.3)	(11.9)	(0.07)	(0.09)
Net income	45.7	84.7	0.33	0.62
Less: Net (income) loss attributable to noncontrolling interest	0.1	(0.1)	-	-
Net income attributable to Great Plains Energy	45.8	84.6	0.33	0.62
Preferred dividends	(0.8)	(0.8)	(0.01)	(0.01)
Earnings available for common shareholders	$ 45.0	$ 83.8	$ 0.32	$ 0.61
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Year to Date June 30
(Unaudited)
*Gross margin a non-GAAP measure that is defined and reconciled to GAAP operating revenues in the Appendix

Earnings (in Millions)
$96.6
$56.0
2Q '11
2Q '10

Earnings Per Share
$0.71
$0.40
2Q ' 11
2Q '10

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Electric Utility Year-to-Date June 30 Results
Decreased depreciation and amortization
• Lower regulatory amortization
Decreased income tax expense
• Lower pre-tax income
Increased other operating expenses
• O&M and property taxes related to Iatan 2
• Disallowances and other costs resulting
 from MO rate case orders
• Pension expense
Decreased non-operating income and expenses
• Lower AFUDC equity
Charges related to organizational realignment
and voluntary separation program
Key Earnings Drivers
$23.2M Pre-tax
$21.5M
$27.9M Pre-tax
Decreased gross margin*
• Lower weather-normalized demand
• Extended Wolf Creek outage
• Higher coal transportation costs
• Unfavorable weather
• Above factors partially offset by new KCP&L
 retail rates
$22.9M Pre-tax
$19.8M Pre-tax
$12.7M Pre-tax
*Gross margin is a non-GAAP measure that is defined and reconciled to GAAP operating revenues in the Appendix

September 2011 Investor Presentation
2011 Quarterly and Year-to-Date June 30
EPS Reconciliation Versus 2010
	Special Factors	Weather & WN Demand	Lag	Other	Total
1Q 2011	$0.07	$0.03	$0.04		$0.14
2Q 2011	$0.06	$0.04	$0.02	$0.04	$0.16
Year To Date	$0.13	$0.07	$0.06	$0.03	$0.29
	2010 EPS	2011 EPS	Decrease in EPS
1Q	$0.15	$0.01	$0.14
2Q	$0.47	$0.31	$0.16
Year To Date	$0.61	$0.32	$0.29
Contributors to Lower 2011 EPS Compared to 2010
Note: Numbers may not add due to the effect of dilutive shares on EPS

September 2011 Investor Presentation
Special Factors Impacting 2011
	1Q	2Q	2nd Half 2011 Estimate	Total
Disallowances and other accounting effects from Missouri rate case orders	[$0.03]			[$0.03]
Organizational realignment and voluntary separation program	[$0.04]	[$0.01]		[$0.05]
Wolf Creek extended outage and replacement power		[$0.05]		[$0.05]
Coal conservation due to flooding			[$0.10]	[$0.10]
Total	[$0.07]	[$0.06]	[$0.10]	[$0.23]
(b)
(a)
(a) Range [$0.08] to [$0.12]
(b) Range [$0.21] to [$0.25]
(All Amounts Per-Share)

$900
$800
$700
$600
$500
$400
$300
$200
$100
$
Debt ($ in millions)
2011
2014
2017
2020
2023
2026
2029
2032
2035
Maturity
GPE
KCP&L
GMO

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Great Plains Energy Debt
($ in millions)	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate(2)	Amount	Rate(2)	Amount	Rate(2)	Amount	Rate(2)
Short-term debt	$ 571.7	0.51%	$ 65.0	2.94%	$ 27.0	2.94%	$ 663.7	0.85%
Long-term debt (3)	1,667.4	6.22%	658.0	10.96%	986.7	6.61%	3,312.1	7.24%
Total	$2,239.1	4.76%	$723.0	10.21%	$1,013.7	6.51%	$3,975.8	6.17%
Secured debt = $748.7 (19%), Unsecured debt = $3,227.1 (81%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes current maturities of long-term debt
Long-Term Debt Maturities (4)
Debt Profile as of June 30, 2011
(4) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date

FFO / Adjusted Debt*

20.0%
10.0%
0.0%
6.2%
9.1%
16.5%
12.7%
2008
2009
2010
LTM**

FFO Interest Coverage*

5
4
3
2
1
0
2.2
2.5
4.2
3.6
2008
2009
2010
LTM**

Adjusted Debt / Total Adjusted Capitalization*

60%
55%
50%
45%
60.3%
56.7%
56.3%
57.2%
2008
2009
2010
2Q 2011

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Moody's
Standard & Poor's
Great Plains Energy
Outlook
Stable
Stable
Corporate Credit Rating
-
BBB
Preferred Stock
Ba2
BB+
Senior Unsecured Debt
Baa3
BBB-
KCP&L
Outlook
Stable
Stable
Senior Secured Debt
A3
BBB+
Senior Unsecured Debt
Baa2
BBB
Commercial Paper
P-2
A-2
GMO
Outlook
Stable
Stable
Senior Unsecured Debt
Baa3
BBB
Current Credit Ratings
* All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in the Appendix
** Last twelve months as of June 30, 2011
Credit Profile for Great Plains Energy

September 2011 Investor Presentation
Operations and Regulatory Strategy

September 2011 Investor Presentation
Key Themes - Environmental
1. Estimated cost of compliance with current /
 proposed legislation = approximately $1 billion:
 • LaCygne
 – Unit 1 (368 MW*) - scrubber and baghouse -
 2015
 – Unit 2 (341 MW*) - full Air Quality Control
 System (“AQCS”) - 2015
 • Montrose 3 (176 MW) - full AQCS - 2016 (approx.)
 • Sibley 3 (364 MW) - scrubber and baghouse - 2016
2. Other retrofits less likely and therefore not
 included in estimated cost of compliance:
 • Montrose 1 and 2 (total capacity 334 MW)
 • Sibley 1 and 2 (total capacity 102 MW)
 • Lake Road 4 and 6 (99 MW)
 *KCP&L’s share of jointly-owned facility

September 2011 Investor Presentation
Key Themes - Renewable Energy
and Energy Efficiency
1. Future renewable requirements driven by the
 following:
 – 2007 Collaboration Agreement with Sierra Club
 – Renewable Portfolio Standards (“RPS”) in Missouri
 and Kansas
2. Flexibility regarding acquisition of future
 renewable resources:
 – Through Purchased Power Agreements (“PPAs”)
 and purchases of Renewable Energy Credits
 (“RECs”); or
 – Adding to rate base if supported by credit profile
 and availability of equity financing
3. Energy efficiency expected to be a key
 component of future resource portfolio:
 – Aggressive pursuit planned with appropriate
 regulatory recovery

September 2011 Investor Presentation
Key Themes - Transmission
1. Two significant projects are currently in GXP’s
 plans:
 • Iatan-Nashua 345kV line - Projected $54M
 total cost and 2015 in-service date
 • Sibley-Maryville-Nebraska City 345kV line -
 Projected $380M total cost and 2017 in-
 service date
2. Increasingly competitive environment requires
 consideration of strategic options
3. Flexibility is important - opportunity to pursue
 projects unilaterally but also preserve capital if
 needed through partnership

September 2011 Investor Presentation
Key Themes - Plant Operations
1. No additional baseload generation expected for
 several years
2. Targeting modest improvements in existing fleet
 performance in the coming years
3. No changes currently planned regarding nuclear’s
 role in the portfolio

September 2011 Investor Presentation
Key Themes - Regulatory
1. Our rates continue to compare well regionally and
 nationally
2. Over the last five years, the Company has received
 fair and constructive treatment in both Kansas and
 Missouri, allowing for recovery of our CEP capital
 additions
3. We continue to aggressively pursue strategies to
 improve our operating cost structure and are
 evaluating the best combination of rate cases and
 riders/trackers to reduce regulatory lag while
 minimizing the impact on customers

September 2011 Investor Presentation
2011 - 2012 Earnings
Guidance and 2013 Drivers

September 2011 Investor Presentation
Focused on Delivering Value to Shareholders
Earnings Growth
Expected Through Reduced Regulatory Lag, Disciplined Cost
Management and Long-Term Rate Base Growth
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio
 Targets
Objective: Improved Total Shareholder Returns

In Millions, Except EPS	Kansas		Missouri		Potential 2011		Potential 2012	
KCP&L Rate Base	$	1,781	$	2,036	$	3,817	$	3,817
GMO Rate Base		n/a		1,773		1,773		1,773
Total Rate Base	$	1,781	$	3,809	$	5,590	$	5,590
Common Equity Ratio		49.7%		46.4%		47.5%		47.5%
Common Equity in Rate Base	$	885	$	1,769	$	2,653	$	2,653
Authorized ROE		10.00%		10.00%		10.00%		10.00%
Allowed Net Income	**$**	**88**	**$**	**177**	**$**	**265**	**$**	**265**
Weighted Avg Dilutive Shares[1]		139		139		139		145
Potential EPS	**$**	**0.64**	**$**	**1.28**	**$**	**1.91**	**$**	**1.83**

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Potential Earnings from Regulated Operations
Based on Recent Rate Case Outcomes
12012 includes conversion to 17.1M shares of GXP common stock in June

Projected 2011				Projected 2012			
		EPS		ROE		EPS		ROE	
		Low	High	Low	High	Low	High	Low	High
(a)	**Regulatory Potential**	**$ 1.91**	**$ 1.91**	**10.0%**	**10.0%**	**$ 1.83**	**$ 1.83**	**10.0%**	**10.0%**
(b)	Utility Capital Investment Lag	(0.04)	(0.04)	-0.2%	-0.2%	(0.07)	(0.07)	-0.4%	-0.4%
(c)	COS Lag - Depreciation	(0.03)	(0.03)	-0.2%	-0.2%	(0.05)	(0.05)	-0.3%	-0.3%
(d)	COS Lag - Fuel & Other	(0.05)	(0.05)	-0.3%	-0.3%	(0.02)	(0.02)	-0.1%	-0.1%
(e)	COS Lag - Prop Tax & Trans	(0.08)	(0.08)	-0.4%	-0.4%	(0.08)	(0.08)	-0.4%	-0.4%
(f)	Retail Demand & NFOM, Net	-	-	0.0%	0.0%	-	-	0.0%	0.0%
	Regulatory Normalized	**$ 1.71**	**$ 1.71**	**8.9%**	**8.9%**	**$ 1.61**	**$ 1.61**	**8.8%**	**8.8%**
(g)	Rate Case Timing	(0.18)	(0.18)	-0.9%	-0.9%	-	-	0.0%	0.0%
(h)	Special Factors	(0.23)	(0.23)	-1.1%	-1.1%	-	-	0.0%	0.0%
	Guidance Variability	(0.06)	0.09	-0.3%	0.5%	(0.12)	0.08	-0.6%	0.5%
	Regulatory Estimate	**$ 1.24**	**$ 1.39**	**6.6%**	**7.4%**	**$ 1.49**	**$ 1.69**	**8.2%**	**9.3%**
(i)	Corporate/Shareholder Costs	(0.04)	(0.04)	-0.2%	-0.2%	(0.04)	(0.04)	-0.2%	-0.2%
(j)	Non Regulatory Capital Costs	(0.10)	(0.10)	-1.2%	-1.2%	(0.10)	(0.10)	-1.4%	-1.4%
	Consolidated Estimate	**$ 1.10**	**$ 1.25**	**5.3%**	**6.1%**	**$ 1.35**	**$ 1.55**	**6.6%**	**7.7%**

GREAT PLAINS ENERGY

September 2011 Investor Presentation
2011 and 2012 Earnings Guidance
2012 Versus 2011 Guidance
(a) Change Due to Additional Shares From Equity Units Converted to GXP Common Stock in June 2012
(b) Impacts of Capital Expenditures and Related AFUDC
(c) Impacts of Additional Plant Placed in Service and Not in Rates
(d) Elimination of 2011 Coal Rail Contract Lag Related to Timing of KCP&L-MO Rate Case
(e) Changes in Property Taxes and Transmission Expenses Covered by Guidance Variability
(f) Assumes NFOM Expense Will Be Managed Within Level of Retail Demand in Rates
(g) Full Year Missouri Rate Cases in Place
(h) Assumes 2011 Special Factors Do Not Impact 2012
(i) No Anticipated Change in Corporate/Shareholder Costs
(j) No Anticipated Change in Non Regulatory Capital Cost
Total Estimated
Regulatory Lag of
Approximately
100 to 200 Basis
Points

$1.53
+0.08
-0.19
-0.05
+0.33
-0.31
-0.05
+0.07
-0.23
+0.07
-0.08
$1.25
0.15
$1.10
2010 Actual
Weather (a)
WN Load Growth (b)
New Retail Rates
AFUDC and Carrying Cost
Financing and Dilution
Special Factors
Guidance Variability
2011 Guidance Range

GREAT PLAINS ENERGY

September 2011 Investor Presentation
2011 Earnings Guidance Range - $1.10 - $1.25
(a) Year to Date June 2011 Versus Full Year 2010
(b) Weather-Normalized (“WN”) Year to Date June 2011 Versus Year to Date June 2010
(All Amounts Per-Share)

$1.25
0.15
$1.10
-0.08
+0.08
+0.18
-0.07
-0.08
+0.23
+0.12
-0.09
$1.55
0.20
$1.35
2011 Guidance Range
YTD Jun'11 Weather
Projected WN Load Growth
New Retail Rates
AFUDC and Carrying Cost
Financing and Dilution
2011 Special Factors
Guidance Variability
2012 Guidance Range

GREAT PLAINS ENERGY

September 2011 Investor Presentation
2012 Earnings Guidance Range - $1.35 - $1.55
(All Amounts Per-Share)

September 2011 Investor Presentation
• Target is 50 basis points of lag in regulated operations in 2013 (compared to approximately 100-200 basis points reflected in 2012 guidance)
• Strategies to reduce lag in 2013 are 1) operational and 2) regulatory
 – Operational
 • High level of system reliability and plant performance
 • Continue baseline assumption that changes in NFOM and weather-normalized load are offsetting
 • Aggressively manage NFOM as close to allowed level in rates as possible
 – Demand growth would potentially create earnings upside
 • Increased AFUDC from environmental and other capital projects
 – Regulatory
 • Currently-expected rate cases and/or riders & trackers:
 – Rate cases - present view contemplates filing to achieve new rates effective beginning of 2013
 – Riders & Trackers - initial focus on property taxes and transmission expenses
• Other drivers
 – Weighted average shares - increase to 154M with full-year impact from Equity
 Units conversion
 – Other impacts from Equity Units conversion
 • ROE benefit from additional equity in capital structure largely offset by significantly lower interest expense on Equity Units’ remarketed debt
 – Full-year impact from refinancing GMO high-coupon debt
 • Expected to be negative in terms of GAAP interest expense
2013 Projected Drivers

$5,987
397
5,590
$6,301
711
5,590
$6,504
915
5,590
$6,770
1,017
5,754
$7,160
1,406
5,754
$7,435
772
6,663
In Millions
2010A
2011E
2012E
2013E
2014E
2015E
In Rates
In Progress*

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Rate Base Growth
*In Progress includes:
• Plant in service but not in rates
• Construction Work In Progress, including environmental and transmission projects
• Changes in deferred income taxes, including book-versus-tax differences and bonus depreciation
Projected Year End Balances
Remaining Iatan 2
(MO/KS),
Spearville 2 (KS),
Other
LaCygne
Env,
Trans,
Other
In Current Rates

September 2011 Investor Presentation
• Strong emphasis on improving credit metrics
 – Objective is visibility to sustainable FFO / Adjusted Debt* of 16%+
 beginning in 2012
• Dividend is reviewed quarterly in context of this objective as well as a belief that a sustainable and increasing dividend is a key driver of TSR and therefore a desirable goal
• Target payout ratio remains 50-70%
Dividend Strategy Considerations
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio
 Targets
• Company’s objective is to create shareholder value through
 – Increased earnings from reduced lag, disciplined cost management and long
 -term asset growth
 – A competitive dividend that complements this growth platform
*FFO / Adjusted Debt is a non-GAAP measure that is defined in the Appendix

September 2011 Investor Presentation
GXP - A Compelling Investment Thesis
• Proven track record of constructive regulatory treatment
• Credibility with regulators in terms of planning and execution of large, complex projects
• Competitive retail rates on a regional and national level supportive of potential future investment
Diligent
Regulatory
Approach
• Target significant reduction in regulatory lag
• Seek to deliver earnings growth and increasing and sustainable cash dividends as a key component of Total Shareholder Return (“TSR”)
• Priority to improve / stabilize key credit metrics
Focused on
Shareholder
Value Creation
Excellent
Relationships
with Key
Stakeholders
• Customers - Tier 1 customer satisfaction
• Suppliers - strategic supplier alliances focused on long-term supply chain value
• Employees - strong relations between management and labor (3 IBEW locals)
• Communities - leadership, volunteerism and high engagement in the areas we serve
• Environmental - additional ~$1 billion of “High Likelihood” capital projects planned to comply with existing / proposed environmental rules
• Transmission - additional $0.4 billion of capital additions planned
• Renewables - driven by Collaboration Agreement and MO/KS RPS; potential capital additions if attractive equity financing is available
• Other Growth Opportunities - selective future initiatives that will leverage our core strengths
Attractive
Platform for
Long-Term
Growth

September 2011 Investor Presentation
Great Plains Energy
Investor Presentation
September 2011

September 2011 Investor Presentation
Appendix

September 2011 Investor Presentation
Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
Great Plains Energy Reconciliation of
Gross Margin to Operating Revenues
(Unaudited)
(millions)	Three Months Ended June 30		Year to Date June 30
	2011	2010	2011	2010
Operating revenues	$ 565.1	$ 552.0	$ 1,058.0	$ 1,058.9
Fuel	(114.4)	(104.1)	(219.3)	(205.9)
Purchase power	(55.4)	(37.9)	(110.3)	(103.4)
Transmission of electricity by others	(7.0)	(7.2)	(14.5)	(12.8)
Gross margin	$ 388.3	$ 402.8	$ 713.9	$ 736.8

Funds from Operations (FFO) / Adjusted Debt

	2008	2009	2010	LTM*
Funds from operations				
Net cash from operating activities	$ 437.9	$ 335.4	$ 552.1	$ 502.2
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	11.2	7.5	8.7	9.4
Intermediate hybrids reported as debt		17.8	28.8	28.8
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	9.9	8.3	24.4	24.4
Capitalized interest	(31.7)	(37.7)	(28.5)	(11.2)
Power purchase agreements	11.9	12.0	12.0	8.4
Asset retirement obligations	(3.6)	(6.0)	(7.0)	(7.0)
Reclassification of working-capital changes	(190.8)	37.9	95.1	(10.2)
US decommissioning fund contributions	(3.7)	(3.7)	(3.7)	(3.3)
Total adjustments	(197.6)	35.3	129.0	38.5
Funds from operations	$ 240.3	$ 370.7	$ 681.1	$ 540.7
Adjusted Debt				
Notes payable	$ 204.0	$ 252.0	$ 9.5	$ 92.0
Collateralized note payable			95.0	95.0
Commercial paper	380.2	186.6	263.5	476.7
Current maturities of long-term debt	70.7	1.3	485.7	451.3
Long-term Debt	2,556.6	3,213.0	2,942.7	2,860.8
Total debt	3,211.5	3,652.9	3,796.4	3,975.8
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	70.0	95.0		
Operating leases	156.8	139.7	142.5	144.3
Intermediate hybrids reported as debt		(287.5)	(287.5)	(287.5)
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	292.7	289.3	280.5	280.2
Accrued interest not included in reported debt	72.4	72.5	75.4	70.9
Power purchase agreements	48.4	50.2	50.2	23.6
Asset retirement obligations	33.6	34.2	41.1	37.4
Total adjustments	693.4	412.9	321.7	288.4
Adjusted Debt	$ 3,904.9	$ 4,065.8	$ 4,118.1	$ 4,264.2
FFO / Adjusted Debt	6.2%	9.1%	16.5%	12.7%

* Last twelve months as of June 30, 2011

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Credit Metric Reconciliation to GAAP
Funds from operations (FFO) to adjusted debt is a
financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO to adjusted debt, as used
by Great Plains Energy, is defined in accordance
with Standard & Poor’s methodology used for
calculating FFO to debt. The numerator of the ratio
is defined as net cash from operating activities
(GAAP) plus non-GAAP adjustments related to
operating leases, hybrid securities, post-retirement
benefit obligations, capitalized interest, power
purchase agreements, asset retirement obligations,
changes in working capital and decommissioning
fund contributions. The denominator of the ratio is
defined as the sum of debt balances (GAAP) plus
non-GAAP adjustments related to some of the same
items adjusted for in the numerator and other
adjustments related to securitized receivables and
accrued interest. Management believes that FFO to
adjusted debt provides a meaningful way to better
understand the Company’s credit profile. FFO to
adjusted debt is used internally to help evaluate the
possibility of a change in the Company’s credit
rating.

Funds from Operations (FFO) Interest Coverage

	2008	2009	2010	LTM*
Funds from operations				
Net cash from operating activities	$ 437.9	$ 335.4	$ 552.1	$ 502.2
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	11.2	7.5	8.7	9.4
Intermediate hybrids reported as debt		17.8	28.8	28.8
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	9.9	8.3	24.4	24.4
Capitalized interest	(31.7)	(37.7)	(28.5)	(11.2)
Power purchase agreements	11.9	12.0	12.0	8.4
Asset retirement obligations	(3.6)	(6.0)	(7.0)	(7.0)
Reclassification of working-capital changes	(190.8)	37.9	95.1	(10.2)
US decommissioning fund contributions	(3.7)	(3.7)	(3.7)	(3.3)
Total adjustments	(197.6)	35.3	129.0	38.5
Funds from operations	$ 240.3	$ 370.7	$ 681.1	$ 540.7
Interest expense				
Interest charges	$ 111.3	$ 180.9	$ 184.8	$ 186.8
Adjustments to reconcile interest charges to adjusted interest expense:				
Trade receivables sold or securitized	3.5	4.8		
Operating leases	7.3	9.4	8.1	7.3
Intermediate hybrids reported as debt		(17.8)	(28.8)	(28.8)
Intermediate hybrids reported as equity	0.8	0.8	0.8	0.8
Post-retirement benefit obligations	3.7	21.6	19.4	19.4
Capitalized interest	31.7	37.7	28.5	11.2
Power purchase agreements	2.9	3.2	2.9	1.2
Asset retirement obligations	7.3	8.1	8.7	8.7
Other adjustments	31.0		(11.5)	
Total adjustments	88.2	67.8	28.1	19.8
Adjusted interest expense	$ 199.5	$ 248.7	$ 212.9	$ 206.6
FFO interest coverage (x)	2.2	2.5	4.2	3.6

* Last twelve months as of June 30, 2011

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Credit Metric Reconciliation to GAAP
Funds from operations (FFO) interest coverage
ratio is a financial measure that is not calculated
in accordance with generally accepted accounting
principles (GAAP). FFO interest coverage, as
used by Great Plains Energy, is defined in
accordance with Standard & Poor’s methodology
used for calculating FFO interest coverage. The
numerator of the ratio is defined as net cash from
operating activities (GAAP) plus non-GAAP
adjustments related to operating leases, hybrid
securities, post-retirement benefit obligations,
capitalized interest, power purchase agreements,
asset retirement obligations, changes in working
capital and decommissioning fund contributions
plus adjusted interest expense (non-GAAP). The
denominator of the ratio, adjusted interest
expense, is defined as interest charges (GAAP)
plus non-GAAP adjustments related to some of
the same items adjusted for in the numerator and
other adjustments needed to match Standard &
Poor’s calculation. Management believes that
FFO interest coverage provides a meaningful way
to better understand the Company’s credit profile.
FFO interest coverage is used internally to help
evaluate the possibility of a change in the
Company’s credit rating.

Adjusted Debt / Total Adjusted Capitalization

	2008	2009	2010	LTM*
Adjusted Debt				
Notes payable	$ 204.0	$ 252.0	$ 9.5	$ 92.0
Collateralized note payable			95.0	95.0
Commercial paper	380.2	186.6	263.5	476.7
Current maturities of long-term debt	70.7	1.3	485.7	451.3
Long-term Debt	2,556.6	3,213.0	2,942.7	2,860.8
Total debt	3,211.5	3,652.9	3,796.4	3,975.8
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	70.0	95.0		
Operating leases	156.8	139.7	142.5	144.3
Intermediate hybrids reported as debt		(287.5)	(287.5)	(287.5)
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	292.7	289.3	280.5	280.2
Accrued interest not included in reported debt	72.4	72.5	75.4	70.9
Power purchase agreements	48.4	50.2	50.2	23.6
Asset retirement obligations	33.6	34.2	41.1	37.4
Total adjustments	693.4	412.9	321.7	288.4
Adjusted Debt	$ 3,904.9	$ 4,065.8	$ 4,118.1	$ 4,264.2
Total common shareholders' equity	$ 2,550.6	$ 2,792.5	$ 2,885.9	$ 2,879.7
Noncontrolling interest	1.0	1.2	1.2	1.1
Total cumulative preferred stock	39.0	39.0	39.0	39.0
Total equity	2,590.6	2,832.7	2,926.1	2,919.8
Adjustments to reconcile total equity to adjusted equity:				
Intermediate hybrids reported as debt		287.5	287.5	287.5
Intermediate hybrids reported as equity	(19.5)	(19.5)	(19.5)	(19.5)
Total adjustments	(19.5)	268.0	268.0	268.0
Adjusted Equity	$ 2,571.1	$ 3,100.7	$ 3,194.1	$ 3,187.8
Total Adjusted Capitalization	$ 6,476.0	$ 7,166.5	$ 7,312.2	$ 7,452.0
Adjusted Debt / Total Adjusted Capitalization	60.3%	56.7%	56.3%	57.2%

* Last twelve months as of June 30, 2011

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Credit Metric Reconciliation to GAAP
Adjusted debt to total adjusted capitalization is
a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). Adjusted debt to total
adjusted capitalization, as used by Great Plains
Energy, is defined in accordance with Standard
& Poor’s methodology used for calculating the
ratio of debt to debt and equity. The numerator
of the ratio, adjusted debt, is defined as the
sum of debt balances (GAAP) plus non-GAAP
adjustments related to securitized receivables,
operating leases, hybrid securities, post-
retirement benefit obligations, accrued interest,
power purchase agreements and asset
retirement obligations. The denominator of the
ratio, total adjusted capitalization, is defined as
the sum of equity balances (GAAP) plus non-
GAAP adjustments related to hybrid securities
plus the non-GAAP adjusted debt as defined for
the numerator. Management believes that
adjusted debt to total adjusted capitalization
provides a meaningful way to better understand
the Company’s credit profile. Adjusted debt to
total adjusted capitalization is used internally to
help evaluate the possibility of a change in the
Company’s credit rating.

CWIP Projection (In Millions)
$600
$500
$400
$300
$200
$100
$0
$276
$483
205
71
235
249
2011E
2012E
LaCygne Environmental
Other Construction

AFUDC Projection (In Millions)
$10
$8
$6
$4
$2
$-
$4
$8
1
3
1
7
2011E
2012E
Debt
Equity

GREAT PLAINS ENERGY

September 2011 Investor Presentation
Guidance Assumptions - Depreciation, Bonus
Depreciation, CWIP, AFUDC
• Depreciation and Amortization
 • KCP&L-MO regulatory amortization of $3.5M/month ended May 2011
 • KS Iatan 2 depreciation for full year 2011 and 2012
 • MO Iatan 2 traditional depreciation for partial year 2011, full year 2012
 • KCP&L began in May 2011, GMO began in June 2011
 • Change in depreciation rates from rate case orders
 • Depreciation growing for plant placed in service and not in current rates
• Bonus depreciation of approximately $300M in 2011 and $200M in 2012
• Construction Work in Progress (CWIP) / Accumulated Funds Used During
 Construction (AFUDC)